Exhibit 99.1

(NYSE Listed: PPO) J.P. Morgan Diversified Industries Conference June 8 – 9, 2010

These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure in protecting our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Since our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EBITDA. For more information regarding the computation of Adjusted EBITDA and reconciliation to the most directly comparable GAAP measure, see the information and table at the end of the presentation. Safe Harbor Statement

Polypore Overview Lynn Amos Chief Financial Officer

Polypore is a leading global high technology filtration company specializing in microporous membranes

Polypore is well positioned for long-term growth Leading market positions Proven innovation through a breadth of proprietary process and product technology Our markets have an attractive mix of growth and stability characteristics Global presence and customer base Polypore is well positioned to capitalize on growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration

Leading positions in our business segments

LTM Q1-2010 Sales	$553mm
LTM Q1-2010 Adj EBITDA*	$165mm

ENERGY STORAGE
Ion Exchange Membranes
LTM Q1-2010 Sales $395mm

ELECTRONICS
LTM *Sales $99mm*

Lithium battery separators for…
- Portable hand-held devices
- Power tools
- Electric drive vehicles ("EDV's")



TRANSPORTATION & INDUSTRIAL
LTM *Sales $296mm*

Lead acid battery separators for…
- Auto/truck
- Forklifts
- Backup power


Polypore separator

SEPARATIONS MEDIA
High Performance Filtration
LTM Q1-2010 Sales $158mm

HEALTHCARE
LTM Sales $106mm

Membranes used in blood filtration applications…
- Hemodialysis
- Blood oxygenation
- Plasmapheresis



INDUSTRIAL & SPECIALTY
LTM Sales $52mm

- Liquid filtration
- Gasification
- Degasification
- Various separations



* As defined in Polypore's senior secured credit facility

6

Differentiation in high performance filtration increasingly depends on membrane technology Polypore products Flat sheet Hollow fiber Tubular Modules Phase separation Dry stretch Multi-layer Multiple polymers Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Pharmaceutical manufacturing Applications Polypore processes Polypore has a breadth of proprietary process and product technologies

High growth market with significant upside potential Energy Storage — Electronics Membrane separators for lithium batteries Emerging substantial growth opportunities Low Lithium-ion penetration High > 8% Application Market Dynamics End-market Unit growth CORE ELECTRONICS Lithium is technology standard Large application base and continued proliferation into new applications Notebook computers Handsets/mobile phones Portable audio/visual Gaming devices MP3 players Bluetooth devices GPS LARGE-FORMAT CELLS Power tools Lithium displacing nickel as technology standard First commercialized in professional series Moving through DIY/consumer series Other applications Proliferation of new applications for large-format cells Lawn and garden tools Lawn mowers Electric motorcycles Home electronics (vacuum cleaners) ELECTRIC DRIVE VEHICLES (EDVs) Development programs with major auto manufacturers Only 5% EDV penetration in auto builds would double lithium separator demand OTHER MOBILE ENERGY Collaborating with others on advanced technology platforms

Projected Range of EDV share of total vehicles produced Representative OEM participants in lithium-ion programs Emergence of lithium-ion technology in Electric Drive Vehicles (EDV) Mid-point of projections shows approximately 3% EDV penetration of global new car market by 2012, growing to approximately 6% by 2015 * Forecast Range based on a compilation of 7 published industry analyst reports

Lithium Battery Separator Business Update US capacity expansion $102 million total investment spread primarily over 2010 and 2011, partially funded with a $49 million grant from Department of Energy Additional incentives up to $18.6 million from the State of North Carolina Expansion more than doubles our total current existing capacity Korea update Successful commercialization of new product offering Focus on further penetration of Asian consumer electronic battery manufacturers Strong product demand – initial capacity is ramping up and is already sold out for 2010 Announced new $30 million capacity expansion expected to be online in 2011

Replacement batteries are 80% of global battery sales Number of vehicles in operation worldwide Source: WardsAuto.com 1982-2007 CAGR = 3% Energy Storage — Transportation & Industrial Well positioned in high-growth Asian region and high recurring revenue nature of business due to large replacement market millions Membrane separators for lead-acid batteries 1987 1992 1997 2007 Global leader in lead-acid battery separators Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high-growth Asian market Production in Thailand, China, India Thailand facility is the largest lead acid battery separator producer in the region 2009 Asia sales growth greater than 20% Sales have grown by 2X since 2005 Asia will soon be the largest separator consuming market in the world Largest technology portfolio in the industry 0 100 200 300 400 500 600 700 800 900 1,000 1982 2002

Lead-Acid Battery Separator Business Update Lead-acid separator business challenges addressed / framed 2009 non-cash goodwill impairment charge FTC – appealing initial decision 2009 restructuring in Owensboro, Kentucky facility $26.2 million total charge Cash portion: $6.3 million, spread over 2010, 2011 and 2012 Non-cash portion: $19.9 million, for fixed asset impairment Annualized cost savings of $6 - $8 million when fully implemented Exide Technologies New 3 year evergreen supply agreement securing majority share Previously closed Italian subsidiary sold at a gain Path Forward Asia – Pacific growth continues Will continue to allocate assets and resources to capitalize on Asia growth opportunity

Separations Media — Healthcare Membranes for medical applications Blood Oxygenation >6% market growth Clinically demonstrated best-in-class PUREMA® membrane Significant growth achieved with PUREMA® Critical mass with long-term contract with leading dialyzer manufacturer Unique position as leading independent producer, with broad product line World’s leading supplier High switching costs Modest growth New medical treatment methodologies using blood filtration Polypore has leading expertise in blood/membrane interaction Polypore leverages its healthcare membrane technologies to serve broader filtration applications Hemodialysis Plasmapheresis

POLYPORE



Membranes & modules for industrial & specialty applications

Separations Media – Industrial & Specialty Filtration

	Technology driven growth opportunities	End markets
Liqui-Cel® Contactors	◆ New applications for gas transfer technologies	◆ Semiconductor and flat panel display manufacturing ◆ Ink deaeration
Liqui-Flux® Modules	◆ Forward integrating into hollow fiber-based modules for MF and UF markets	◆ Municipal water treatment ◆ Desalination prefiltration ◆ Wine clarification
OEM membranes	◆ Extending membrane technology to new polymers and configurations	◆ Ultrapure water for microelectronics and pharmaceutical manufacturing ◆ Serum and blood purification ◆ Venting applications in pharmaceutical manufacturing

Growing end markets

- Potable water 5-8% growth*
- Desalination prefiltration 20-25% growth*
- Pharmaceutical /biotechnology 7-10% growth*

Source: Frost & Sullivan; Company management
* Based on U.S. markets

Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities

14

Polypore serves attractive end markets Primary Revenue Drivers Market Dynamics Long-Term End-market Unit growth ENERGY STORAGE ELECTRONICS Laptops, mobile phones and other handheld devices, portable audio/visual devices, power tools, EDVs High growth, short customer product life cycles >8% TRANSPORTATION & INDUSTRIAL Worldwide fleet of motor vehicles Conversion to high–performance polyethylene separators Major growth region is Asia 80% replacement market >3% SEPARATIONS MEDIA HEALTHCARE Hemodialysis End-stage renal disease patient population Conversion to single-use dialyzers 100% recurring revenue >6% Blood oxygenation Aging population Incidence of heart disease High switching costs Modest Plasmapheresis New treatment technologies Small base, growth through new adoption 8% INDUSTRIAL & SPECIALTY FILTRATION Global demand for clean water Increasing need for purity in industrial and pharma processes Multiple fast growing, high-value applications >8%

Global infrastructure and customer base 2009 Net Sales by Geography* Operations * Net sales by customer location * Indicates technical center in addition to manufacturing facility Piney Flats, TN Corydon, IN Charlotte, NC* Owensboro, KY* Sélestat, France* Wuppertal, Germany* Tokyo, Japan Shanghai, China Prachinburi, Thailand* Sao Paulo, Brazil Obernberg, Germany Tianjin, China Norderstedt, Germany Seoul, Korea Feistritz, Austria Shenzhen, China Bangalore, India Europe 31% North America 24% Other 9% Asia 36% Manufacturing facility Sales office Operating headquarters

Key Takeaways and Strategic Direction Lead Acid Business challenges addressed High recurring revenue base of business with anticipated growth in excess of GDP Path Forward - focusing on Asia-Pacific growth, world’s fastest growing market Healthcare Hemodialysis and Blood Oxygenation markets not impacted by economy Best in class Purema® membranes for hemodialysis New long term applications in development utilizing leading expertise in blood separation membranes Filtration Improved Q1 2010 results in portion of this business that is economically sensitive Long term demand drivers remain positive for high performance filtration Lithium Continued growth in mobile energy for consumer electronics and large format applications such as power tools, lawn and garden Significant global investment throughout value chain in electrification of vehicle fleet Significant lithium battery separator capacity expansion underway in North Carolina and Korea

Financials J. Robert Whitsett Vice President of Finance

Revenue and Adjusted EBITDA Adjusted EBITDA ($ millions) Net sales ($ millions) * 2006 Adjusted EBITDA includes $2.0 million of cellulosic restructuring add-backs not allowed in Adjusted EBITDA per the prior Credit Agreement $308 $341 $379 $450 $368 $395 $123 $137 $155 $160 $149 $158 $431 $478 $535 $610 $517 $553 0 100 200 300 400 500 $600 2005 2006 2007 2008 2009 LTM Q1 2010 Energy Storage Separations Media $134 $142 $155 $176 $153 $165 40 80 120 160 $200 2005 2006* 2007 2008 2009 LTM Q1 2010

Best-in-class Adjusted EBITDA and cash flow margins Source: Management estimates of peer company information based on public filings (with last twelve month information for the most recent period available for each respective company) * Defined as Adjusted EBITDA less capex / sales Cash flow margin* (LTM) Adjusted EBITDA margin (LTM) 25.2% 19.5% 12.4% 13.8% 10.8% Polypore Millipore Pall CLARCOR Donaldson

No Material Debt Maturities Until 2012 Polypore has an undrawn $90 million revolver ($9.3 million in outstanding LC’s) Remaining in Debt Balance As of 4/03/2010 2010 2011 2012* 2013 2014 US Term Loan $306.9 $2.4 $3.2 $3.2 $3.2 $294.9 Euro Term Loan 46.1 0.4 0.5 0.5 0.5 44.2 Bonds** 428.1 -- -- 428.1 -- -- Total Debt $781.1 $2.8 $3.7 $431.8 $3.7 $339.1 Cash on Hand $126.7 Net Debt $654.4 * If any of the 8.75% bonds due on 5/12/2012 are outstanding on 2/1/2012, then the term loans will mature on that date ** Currently callable at our option

Cash & Liquidity Summary Strengthened our capital structure over the last 3 years and preserved liquidity Cash generating businesses Generated over $30 million in cash during 2009 with the worst economic backdrop in approximately 70 years Basic annual cash needs of approximately $100 million. Indicative example: $55 million of cash interest and principal payments $15-$20 million of core business CAPEX (excludes growth capital) $15 million of cash taxes $10-$15 million of misc. items – working capital, environmental, etc. Announced growth capital for 2010 of $55-$60 million: Lithium separator expansion in U.S. for EDV applications Lithium separator expansion in Korea for consumer electronics Hemodialysis membrane (Purema®) expansion in Germany

Financial Highlights High recurring revenue base of business No material debt maturities until 2012 Strong liquidity and cash flow generation Investing to drive growth and capitalize on EDV opportunity One of our top priorities has been to preserve liquidity and financial flexibility in order to make the right long term decisions and investments for the business

APPENDIX

Non-GAAP Supplemental Information Adjusted EBITDA is a non-GAAP financial measure presented herein as a supplemental disclosure to net income and reported results. Adjusted EBITDA is defined in Polypore’s credit agreement and represents earnings before interest, taxes, depreciation and amortization and certain non-operating items, business restructuring costs, costs incurred in connection with the purchase of our 10.50% senior discount notes and refinancing of our credit facilities and other non-cash or non-recurring charges. In addition, Adjusted EBITDA includes the pro forma impact of acquisitions as if the acquisitions occurred on the first day of the period presented. For more information regarding the computation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income please see the attached financial table. Polypore presents Adjusted EBITDA because it believes that it is a useful indicator of its operating performance. Adjusted EBITDA is a measure used in our credit agreement to determine the availability of borrowings under our revolving credit facility. Polypore’s management also uses Adjusted EBITDA to review and assess its operating performance in connection with employee incentive programs and the preparation of its annual budget and financial projections. We believe that the use of Adjusted EBITDA also facilitates the comparison of results for current periods with results for past periods.

Appendix A Adjusted EBITDA $ 164.8 Adjusted EBITDA (0.3) Other non-cash or non-recurring itmes (3.3) Gain on sale of Italian subsidiary 3.2 Costs related to the FTC litigation 131.5 Goodwill impairment 21.2 Business restructuring 2.5 Stock compensation 0.2 Loss on disposal of property, plant and equipment (0.5) Foreign currency loss $ 10.3 EBITDA 7.2 Income taxes 55.2 Interest expense, net 50.7 Depreciation and amortization expense Add: $ (102.8) Net loss Twelve Months Ended April 3, 2010